UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 4, 2011

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Celina Drive, Suite 17-18, Nashua, NH	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (603) 589-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2011, John A. McMullen resigned from the Board of Directors of Ezenia! Inc. (the “Company”), effective immediately.  Mr. McMullen was also a member of the Audit Committee, Nominating Committee and Compensation Committee.  Mr. McMullen has confirmed to the Company’s Board of Directors that his resignation was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01.      Other Events.

Extension of Deadline for Director Candidate Suggestions

The Board of Directors of the Company has decided to extend the deadline for stockholders to nominate candidates for the Company’s Board from March 4, 2011 to the close of business on April 3, 2011.  The extension of the deadline will apply only to nominations for director candidates and not to the deadlines for shareholder proposals under the Company’s by-laws or the rules of the Securities and Exchange Commission (the “SEC”).  Nominations should otherwise follow the process and include the information described in the Company’s most recent Proxy Statement filed with the SEC on July 2, 2010.

Headcount reduction

As the Company continues to pursue a path to profitability, it has reduced its employee headcount by 46% as of March 4, 2011, from a total of 24 to 13 employees.

Note Regarding Forward-Looking Statements

Statements included in this Current Report on Form 8-K that are not historical facts may be considered forward-looking statements. You can identify these forward-looking statements by use of the words “expects,” “anticipates,” “estimates,” “believes,” “projects,” “intends,” “plans,” “will,” “may,” and similar words.  Such forward-looking statements, which include statements regarding the Company’s strategic plans and business outlook, involve risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. These risks and uncertainties include the evolution of the Company’s market, dependence on the U.S. government as its largest customer and on other major customers, continued funding of defense programs by the U.S. government and the timing of such funding, uncertainties associated with procurement processes and on-going bidding activities for government programs, rapid technological change and competition within the collaborative software market, the Company’s reliance on third-party technology, failure to protect the Company’s propriety technology, customer acceptance of IWS (including in the commercial market) and other new products, retention of key employees, the Company’s history of liquidity concerns and operating losses, stock price volatility, and other considerations that are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. You should not place undue reliance upon any such forward-looking statements, which speak only as of the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated:	March 8, 2011	By:	/s/ Thomas J. McCann
Thomas J. McCann
Chief Financial Officer